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                                                                   EXHIBIT 10(R)

                     ASSIGNMENT AND INTERCREDITOR AGREEMENT

                            Dated as of June 1, 2000

                                  By and Among

                 NEW YORK CITY HOUSING DEVELOPMENT CORPORATION,
                         a corporate governmental agency
                   constituting a public benefit corporation,

                     FEDERAL HOME LOAN MORTGAGE CORPORATION,
                a corporate instrumentality of the United States,


                       COLUMBIA WESTMONT ASSOCIATES, L.P.,
                         a New York limited partnership

                                       and

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                   as Trustee

                        --------------------------------

                  The premises described within this instrument are also known as Block 1226, Lot 29
                   on the Official Tax Map of New York County.


                               File and Return to:

                              Mays & Valentine LLP
                              1111 East Main Street
                            Richmond, Virginia 23219
                        Attention: Mark S. Shiembob, Esq.

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                                TABLE OF CONTENTS


                                                                      Page


1.    Definitions......................................................2

2.    Assignment and Security Interest; Collateral.....................7

3.    Subrogation; Rights under Reimbursement Agreement...............14

4.    Enforcement of the Assigned Documents or Assigned Rights;
      Security for Bonds..............................................16

5.    Consequences of Certain Foreclosures............................16

6.    Servicing by Servicer...........................................17

7.    Acknowledgment of Assignment of Interest in Assigned Documents..19

8.    Restrictions on Use of the Project..............................21

9.    Limitations on Actions..........................................23

10.   Miscellaneous...................................................23

11.   Liability of Borrower...........................................31

12.   Records and Books of Account....................................32

13.   Examination of Records and Books of Account.....................32

14.   Disposition of Loan.............................................32

15.   Substitution....................................................32

16.   Freddie Mac Assignment..........................................34

17.   Reimbursement of Assignees......................................34

18.   Incorporation of Rights.........................................34

19.   Remarketing Agreement...........................................34

20.   Consent of Freddie Mac..........................................35

21.   Discretion......................................................35

22.   Parties Intent Regarding Merger.................................35

23.   Notice of Certain Events........................................35

24.   Amendment of Documents..........................................35



EXHIBIT A   Legal Description of Premises

                     ASSIGNMENT AND INTERCREDITOR AGREEMENT

            This ASSIGNMENT AND INTERCREDITOR AGREEMENT (as the same may be hereafter amended, modified, supplemented or replaced from time to time, this "Assignment"), made as of June 1, 2000, among the NEW YORK CITY HOUSING DEVELOPMENT CORPORATION, a corporate governmental agency constituting a public benefit corporation, having an office at 110 William Street, New York, New York 10038 (the "Assignor"), FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporate instrumentality of the United States, having an office at 8100 Jones Branch Drive, McLean, Virginia 22102 ("Freddie Mac" or an "Assignee"), UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee, having an office at 114 West 47th Street, New York, New York 10036 (together with any successor trustee designated pursuant to the Resolution, the "Trustee" or an "Assignee") and COLUMBIA WESTMONT ASSOCIATES, L.P., a New York limited partnership, having an address at c/o Michaels Development Company, One E. Stow Road, Marlton, New Jersey 08053 (the "Borrower").

                                   WITNESSETH:

            WHEREAS, pursuant to the Act (such term and all other capitalized terms used herein shall have the meaning set forth in paragraph 1 below, unless otherwise noted), the Assignor has resolved to issue and sell its Multi-Family Rental Housing Revenue Bonds (Westmont Apartments), 2000 Series A in the aggregate principal amount of $24,200,000 (together with any additional bonds issued under the Resolution, collectively, the "Bonds"), under the Multi-Family Rental Housing Revenue Bonds (Westmont Apartments) Bond Resolution adopted by the Assignor on May 16, 2000 (as amended or supplemented from time to time, collectively, the "Resolution") and to apply the proceeds thereof to refinance a prior loan made to refinance a mortgage loan made by the Assignor in 1985 to fund the cost of construction, development and equipping of a residential housing development with related facilities located at 720-730 Columbus Avenue, New York, New York, in accordance with the provisions of a Financing Agreement (as the same may be hereafter amended, modified, supplemented or replaced from time to time, the "Financing Agreement") dated as of the date hereof between the Assignor and the Borrower; and

            WHEREAS, the Trustee has been designated to serve as trustee under the Resolution (the Trustee and Freddie Mac are herein sometimes collectively referred to as the "Assignees"); and

            WHEREAS, in accordance with a Bond Purchase Agreement (the "Bond Purchase Agreement") between B.C. Ziegler and Company and the Assignor, the Assignor has, immediately prior hereto, issued and sold the Bonds; and

            WHEREAS, the obligations of the Borrower under the Financing Agreement and the Note (as hereinafter defined) are secured by the Mortgage (as hereinafter defined); and

            WHEREAS, the Assignor and the Borrower have requested Freddie Mac to provide credit enhancement for the Loan (as hereinafter defined) and a liquidity facility for the Bonds, and Freddie Mac has agreed to execute and deliver that certain Credit Enhancement Agreement dated as of the date hereof (as the same may be hereafter amended, modified or supplemented from time to time, the "Credit Enhancement Agreement") between the Trustee and Freddie Mac to provide for the timely payment of the principal and interest on the Bonds and the purchase price of the Bonds; and

            WHEREAS, the Borrower has agreed to pay certain sums due to Freddie Mac and to reimburse Freddie Mac for payments made under the Credit Enhancement Agreement pursuant to the Reimbursement and Security Agreement dated as of the date hereof between the Borrower and Freddie Mac (as the same may be hereafter amended, modified or supplemented from time to time, the "Reimbursement Agreement"); and

            WHEREAS, the obligations of the Borrower under the Reimbursement Agreement are secured, among other things, by that certain Reimbursement Mortgage (as hereinafter defined); and

            WHEREAS, as further inducement to Freddie Mac to execute and deliver the Credit Enhancement Agreement, the Assignor, with the consent of the Borrower, has agreed to execute and deliver this Assignment to Freddie Mac and to the Trustee.

            NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Definitions.

            "Act" shall have the meaning set forth in the Resolution.

            "Alternate Security" shall have the meaning set forth in the Resolution.

            "Ancillary Collateral Agreement" shall mean each of the Repair Escrow Agreement and the Replacement Reserve Agreement dated as of the date hereof entered into between the Borrower and Freddie Mac.

            "Assigned Documents" shall mean, collectively, the Mortgage Documents and the Financing Agreement, provided that the Regulatory Agreement and the Reimbursement Security Documents are expressly excluded from the definition of Assigned Documents.

            "Assigned Rights" shall have the meaning set forth in Paragraph 2(a) hereof.

            "Assignee" shall have the meaning set forth in the first paragraph of this Assignment.

            "Assignment" shall have the meaning set forth in the first paragraph of this Assignment.

            "Assignor" shall have the meaning set forth in the first paragraph of this Assignment.

            "Assignor's Documents" shall have the meaning set forth in Paragraph 10(n) hereof.

            "As their respective interests may appear", with reference to the Assigned Documents and/or the Assigned Rights, shall mean the respective interests, exclusive of the Reserved Rights, of Freddie Mac, i.e., "Freddie Mac's Interests" (as defined in paragraph (a) below) and of the Trustee, i.e., the "Trustee's Interests" (as defined in paragraph (b) below), from time to time, in the Assigned Documents and the Assigned Rights:

            (a) "Freddie Mac's Interests" shall include (i) any and all rights and interests of Freddie Mac under or pursuant to the Assigned Documents to receive payments due from the Borrower under the Loan with respect to which Freddie Mac has made payments pursuant to the Credit Enhancement Agreement, together with all accrued and unpaid interest thereon as provided therein, (ii) the unpaid principal amount of the Purchased Bonds which, as a result of one or more payments by Freddie Mac under the Credit Enhancement Agreement, or otherwise, are, or should be, held on behalf of the Borrower and pledged to Freddie Mac pursuant to the Pledge Agreement, together with all accrued and unpaid interest thereon, and (iii) the right of Freddie Mac to payment or reimbursement of all amounts to or for which it is or may be entitled as an Assignee under this Assignment, of all amounts secured by the Mortgage and of all unreimbursed costs, fees, expenses and other sums paid or incurred by or on behalf of Freddie Mac (including, without limitation, reasonable attorneys' fees) in connection with the exercise by Freddie Mac of any duties, obligations, rights, powers, options, privileges or remedies as the Assignee hereunder, including, without limitation, all sums paid or advanced from time to time by or on behalf of Freddie Mac:

                  (1) for taxes, assessments, water, sewer and vault charges, insurance premiums and other similar or dissimilar items in connection with the Project, its development, operation or management;

                  (2) for payments to laborers, suppliers, mechanics,
            materialmen, subcontractors, contractors, construction managers, surveyors, architects, engineers, accountants, governmental agencies having or asserting jurisdiction over the Project, or any portion thereof, and other similar or dissimilar persons or entities in connection with the construction of the Improvements or the development, operation or management of the Project;

                  (3) for costs, expenses, appraisals, reasonable attorneys'
            fees and disbursements, accountants' fees and disbursements or other fees and disbursements expended or incurred by Freddie Mac in connection with (x) the protection of any security and/or collateral for the Loan, (y) the enforcement of the rights and remedies of Freddie Mac and/or the Trustee under the Assigned Documents or this Assignment and (z) any foreclosure action or proceeding or the acceptance of a deed in lieu of foreclosure or other comparable conversion of the Loan;

                  (4) by reason of or in connection with the acquisition, use, operation, ownership or sale of the Project, or any portion thereof, in the event of the acquisition of the Project, or any portion thereof, through foreclosure or by deed in lieu thereof or other comparable conversion of the Loan; or

                  (5) for any and all other things which Freddie Mac is or may become entitled to pay or advance under the Assigned Documents.

            (b) The "Trustee's Interests" shall include (i) the unpaid principal amount of and accrued and unpaid interest on the Outstanding Bonds, other than Purchased Bonds which, as a result of one or more payments by Freddie Mac under the Credit Enhancement Agreement, or otherwise, are, or should be, held on behalf of the Borrower and pledged to Freddie Mac pursuant to the Pledge Agreement, together with unpaid and unreimbursed costs, fees and expenses owing to the Trustee pursuant to the Resolution and the Bonds and (ii) all unreimbursed costs, fees, expenses and other sums paid or incurred by the Trustee (including, without limitation, attorneys' fees and disbursements), for itself or on behalf of the Assignor, in exercising any of its rights, powers, options, privileges or remedies as Assignee or servicer hereunder, including, without limitation, all reasonable or necessary sums paid or advanced from time to time by the Trustee of the nature described in clauses (1), (2), (3), (4) and (5) of subparagraph (a) above.

            "Available Moneys" shall have the meaning set forth in the Resolution.

            "Bondholders" shall mean the owners, from time to time, of Outstanding Bonds.

            "Bond Proceeds Account" shall have the meaning set forth in the Resolution.

            "Bond Purchase Agreement" shall have the meaning set forth in the WHEREAS clauses hereof.

            "Bonds" shall have the meaning set forth in the WHEREAS clauses hereof.

            "Borrower" shall have the meaning set forth in the first paragraph of this Assignment.

            "Cap Assignment" shall mean the Interest Rate Hedge Assignment and Security Agreement, dated as of the date hereof, between the Borrower and Freddie Mac, as such agreement may be amended, modified, supplemented or restated from time to time.

            "Conventional Loan" shall mean the mortgage loan in the original principal amount of $8,550,000 by Reilly Mortgage Group, Inc. to the Borrower and purchased by Freddie Mac on the date of issuance of the Credit Enhancement Agreement.

            "Corporation" shall have the meaning given to such term in the Financing Agreement.

            "Credit Enhancement Agreement" shall have the meaning set forth in the WHEREAS clauses hereof.

            "Credit Enhancement Period" shall mean the period of time during which (a) the Credit Enhancement Agreement shall be in full force and effect and shall not have expired or have been terminated, or (b) Freddie Mac shall have any liabilities or obligations under the Credit Enhancement Agreement, or (c) any amounts payable by the Borrower to Freddie Mac or the Servicer pursuant to the Reimbursement Agreement, or any other costs, fees, expenses or other sums payable to Freddie Mac or the Servicer pursuant to the Reimbursement Security Documents or pursuant to this Assignment or the Assigned Documents, shall be outstanding.

            "Credit Facility Provider" shall have the meaning set forth in the Resolution.

            "Financing Agreement" shall have the meaning set forth in the WHEREAS clauses hereof.

            "Freddie Mac Credit Enhancement Fee" shall have the meaning set forth in the Reimbursement Agreement.

            "Improvements" shall mean the improvements now or hereafter constructed on the Premises, consisting of a 16-story residential building containing in the aggregate 163 residential units consisting of 14 studio units, 79 one-bedroom units, 51 two-bedroom units, 8 three-bedroom units, 6 commercial units and a parking garage.

            "Loan" shall mean the loan evidenced by the Note.

            "Loan Amount" shall mean $24,200,000.

            "Mortgage" shall mean a certain Multifamily Mortgage, Assignment of Rents and Security Agreement in the maximum principal amount of the Loan, given by the Borrower to the Assignor, dated the date hereof, and to be recorded in the Office of the City Register, New York County, as the same may be amended, modified, extended, supplemented, severed, assigned, substituted, renewed or restated from time to time.

            "Mortgage Documents" shall mean the Note, the Mortgage and all other agreements executed and delivered with respect to the Loan, provided that the Regulatory Agreement and the Reimbursement Security Documents are expressly excluded from the definition of Mortgage Documents.

            "Mortgaged Property" shall have the meaning set forth in the Mortgage.

            "Mortgage Rights" shall mean, with respect to the Loan, all rights of the Assignor under the Mortgage Documents (other than those reserved rights set forth below) including without limitation, the right to receive any and all payments thereunder and all of the rights and interests under the Note, the Mortgage and the other Mortgage Documents, to direct actions, grant consents, grant extensions, grant waivers, grant requests, give approvals, give directions, exercise remedies, exercise forbearance, give releases, make appointments, make decisions, take actions, apply partial payments, apply late charges, apply default interest, apply escrow payments for reserves, taxes, insurance and other impositions, and do all other things under the Note, the Mortgage and the other Mortgage Documents, including, without limitation, the right, power and authority to, and the right, power and authority to delegate the right, power and authority to, enter into agreements, documents and instruments ancillary to or otherwise relating to the Loan, including agreements with respect to the servicing of the Loan and the establishment of custodial and other accounts for the deposit of funds payable by the Borrower under the Mortgage Documents and collected by the Servicer, and Freddie Mac's right to vest in its independent contractor, including the Servicer, such rights, powers and authority as may be necessary to implement any of the foregoing. "Mortgage Rights" does not mean, and expressly excludes, with respect to the Loan, the Reserved Rights of the Assignor.

            "Note" shall mean that certain Mortgage Note in the maximum principal amount of the Loan, given by the Borrower to the Assignor and dated the date hereof, as the same may be hereafter amended, modified, extended, supplemented, severed, assigned, substituted, renewed or restated from time to time.

            "Outstanding" shall have the meaning set forth in the Resolution.

            "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity of any kind.

            "Pledge Agreement" shall mean the Pledge, Security and Custody Agreement, dated as of the date hereof, between the Borrower and the Trustee, as custodian of the Purchased Bonds, as such agreement may be amended, modified, supplemented or restated from time to time.

            "Premises" shall mean the land more particularly described in Exhibit A annexed hereto.

            "Project" shall mean the Premises and the Improvements.

            "Regulatory Agreement" shall mean that certain Second Amended and Restated Regulatory Agreement dated June 7, 2000, between the Borrower and the Assignor, as the same may be hereafter modified, amended, supplemented or replaced from time to time with the prior written consent of Freddie Mac to the extent set forth in such Regulatory Agreement.

            "Reimbursement Agreement" shall have the meaning set forth in the WHEREAS clauses hereof.

            "Reimbursement Mortgage" shall have the meaning set forth in the WHEREAS clauses hereof.

            "Reimbursement Security Documents" shall mean the Reimbursement Agreement, the Reimbursement Mortgage, the Pledge Agreement, the Cap Assignment, any Ancillary Collateral Agreements and any related documents evidencing or securing the obligations of the Borrower under the Reimbursement Agreement or the Reimbursement Mortgage or securing payment or performance of such obligations, as such documents may be amended, modified, supplemented or restated from time to time.

            "Reserved Rights" shall mean (i) those rights expressly granted to the Assignor solely in its capacity as the Corporation under the Assigned Documents, provided that such reservation shall not exclude the exercise by the Assignees of any other rights granted to the Assignor and (ii) all of the Assignor's right, title and interest in, to and under the Regulatory Agreement.

            "Resolution" shall have the meaning set forth in the WHEREAS clauses hereof.

            "Servicer" shall mean initially Reilly Mortgage Group, Inc. or such other multifamily mortgage servicer designated from time to time by Freddie Mac, in its discretion, or at such time as Freddie Mac shall cease to be the Credit Facility Provider, such other mortgage servicer as shall be permitted to be appointed under the terms of this Assignment.

            "Trustee" shall have the meaning set forth in the first paragraph of this Assignment.

            "Wrongful Dishonor" shall have the meaning set forth in the Resolution.

      2.    Assignment and Security Interest; Collateral.

            (a)   The Assignor hereby absolutely and irrevocably:

            (x) conveys, assigns, transfers and delivers, to each of the Assignees, or their respective successors and assigns, as their respective interests may appear, all of the Assignor's right, title and interest in and to the Assigned Documents and the Loan, including each of the following, except for the Reserved Rights:

                  (i) the Note;

                  (ii) the Financing Agreement;

                  (iii) the Mortgage and the other Mortgage Documents; and

                  (iv) all collateral mortgaged, assigned or pledged under any of the Assigned Documents, together with any proceeds, products, substitutions, additions or replacements thereof (including but not limited to all rights to receive payments on the Note and under the other Mortgage Documents, including all proceeds of insurance or condemnation awards); and

            (y) grants a lien and security interest to each of the Assignees, or their respective successors or assigns, as their respective interests may appear, in accordance with Section 2.3(B) of the Resolution, in all right, title and interest of every nature of the Assignor (except for the Reserved Rights) in all monies deposited or to be deposited in the Bond Proceeds Account or any other funds or accounts maintained or deposited with the Trustee pursuant to and in accordance with the Resolution except the Rebate Fund, as defined in the Resolution (all rights, privileges and interests described in clauses (x) and (y) of this paragraph being hereinafter referred to collectively as the "Assigned Rights");

      to have and to hold the Assigned Rights and the Assigned Documents, together with all right, title, interest, estates, liens, privileges, claims and demands and equities now existing, and to exist in the future, in connection therewith, or as security therefor, unto the Assignees, their successors and assigns forever, as their respective interests may appear.

            (b) It is specifically acknowledged and agreed by the parties hereto that the Regulatory Agreement is not an Assigned Document within the meaning of this Assignment.

            (c) Subject to Paragraphs 2(e) and 2(h) hereof and the rights of Freddie Mac hereunder, the Trustee shall hold the Trustee's Interests in the Assigned Rights in trust under and subject to the terms and conditions of the Resolution for the equal and proportionate benefit, security and protection of all present and future Bondholders, without privilege, priority or distinction as to the lien or otherwise of any of the Bondholders over any of the other Bondholders, including, without limitation, Freddie Mac, should Freddie Mac be or become a Bondholder, except as otherwise provided in the Resolution.

            (d) (1) Subject to the Reserved Rights and to the provisions of Paragraphs 2(e), 2(f), 2(g) and 2(h) hereof, the Assignor agrees that either Assignee, in its own name or in the name of the Assignor, may enforce all of the Assigned Rights and all obligations of the Borrower under the Assigned Documents assigned to it, whether or not the Assignor or the Assignee is in default under the Assigned Documents or hereunder.

                  (2) In order to implement the foregoing, the Assignor hereby appoints each Assignee, its successors and assigns, as the Assignor's true and lawful attorney-in-fact, irrevocably, with power of substitution to do any or all of the foregoing in the name, place and stead of the Assignor. This power of attorney, being coupled with an interest, is irrevocable as long as this Assignment shall remain in effect as to such Assignee. The Assignor and each Assignee shall, upon the request of either Assignee and at the sole cost and expense of such requesting Assignee, execute such confirmations, pleadings or other documents and take such other actions as such requesting Assignee shall reasonably request, and otherwise cooperate in order to permit the actions referred to in clause (d)(1) above. Notwithstanding anything to the contrary contained herein, and for so long as the Regulatory Agreement is in effect, neither Assignee shall have the right to exercise the rights granted herein to the extent that such action would result in a default by the Borrower under the Regulatory Agreement.

                  (3) Subject to the Reserved Rights, in no event shall either
      (i) the exercise of any of the foregoing rights, remedies, powers and authority or (ii) any default under any of the Assigned Documents and/or the Reimbursement Agreement result in a redemption or mandatory purchase of the Bonds pursuant to the terms of the Resolution, unless Freddie Mac shall, at its sole option, expressly notify the Assignor and/or the Trustee, as applicable, in accordance with the Resolution, that an Event of Default has occurred under the Reimbursement Agreement and directing an acceleration and mandatory redemption or mandatory purchase of the Bonds. The Assignor shall fully cooperate with the Assignees in either of their enforcement of the Assigned Rights or obligations of the Borrower under the Assigned Documents and take such steps as reasonably requested to effectuate the same. The Borrower shall reimburse the Assignor for all of the Assignor's out-of-pocket expenses incurred in connection with the Assignor's compliance with the preceding sentence.

            (e) (1) (A) The Trustee hereby assigns the Mortgage Rights to Freddie Mac. By virtue of the Trustee's assignment of the Mortgage Rights to Freddie Mac pursuant to this Paragraph 2(e), Freddie Mac shall have the right, power and authority to exclusively make all decisions in connection with the Loan, it being understood and agreed that Freddie Mac shall be entitled to act with respect to the Loan in the same manner and with the same rights, power and authority to act as Freddie Mac would have if Freddie Mac were the sole owner of the Loan and were the sole holder of the Note and Mortgage. Neither Freddie Mac, the Servicer nor their respective officers, directors, employees or agents shall be liable to the Assignor, the Borrower, the Trustee or any Bondholder for any action taken or omitted to be taken in good faith by Freddie Mac or the Servicer in connection with the Loan by reason of the assignment of the Mortgage Rights to Freddie Mac or Freddie Mac's control of the Mortgage Rights. The actions of Freddie Mac and the Servicer with respect to the Loan shall not be taken as an agent of the Trustee, and the Trustee shall not be liable for any actions taken or not taken by Freddie Mac, any nominee of Freddie Mac or the Servicer.

            (B) Notwithstanding the foregoing, Freddie Mac agrees that, so long as the Bonds are outstanding, it will not without the prior written consent of the Assignor (x) assign, sell or transfer the Mortgage Rights to any Person other than a provider of Alternate Security, (y) agree to any amendment or modification of the Note or the other Mortgage Documents or (z) change the relative priority of payment of the Loan or the lien of the Mortgage vis-a-vis payment of the Conventional Loan and the lien of the Reimbursement Mortgage.

                  (2) The Trustee's assignment of the Mortgage Rights to Freddie Mac pursuant to the preceding paragraph shall be effective, without any other or further action by the Trustee or Freddie Mac. Notwithstanding the foregoing, the Trustee agrees to take such action and to execute and deliver and to facilitate the recordation of such documents provided to the Trustee as may be reasonably necessary to evidence the assignment of the Mortgage Rights to Freddie Mac consistent with the terms of this Assignment. Freddie Mac shall have the right to delegate to the Servicer any of the Mortgage Rights and to delegate to the Servicer the right to
      (a) take any action, make any decision, exercise any power or authority to act with respect to the Mortgage Rights including, without limitation, the right to enter into any agreements with the Borrower relating to the Loan, including other agreements with respect to the servicing of the Loan and
      (b) establish and maintain custodial and other accounts for the deposit of funds payable by the Borrower under any of the Mortgage Documents and collected by the Servicer and apply and disburse such funds in accordance with the Mortgage Documents. The Trustee agrees that Freddie Mac may require payments on the Loan to be made to the Servicer for payment to the Trustee or Freddie Mac, as applicable.

                  If a Wrongful Dishonor occurs, Freddie Mac agrees that the Mortgage Rights shall automatically without any further action on the part of the

      Trustee or Freddie Mac revert to the Trustee; provided, however that, the Trustee and/or the Assignor shall give Freddie Mac written notice of such automatic reversion promptly after the occurrence thereof; and provided, further, however, if Freddie Mac subsequently cures such Wrongful Dishonor, the Trustee agrees that the Mortgage Rights shall automatically be re-assigned by the Trustee to Freddie Mac, effective immediately upon such cure, without any further action by the Trustee or Freddie Mac. Notwithstanding the foregoing, Freddie Mac and the Trustee agree to take such action and to execute and deliver and to facilitate the recordation of such documents provided to Freddie Mac or the Trustee as may be reasonably necessary to evidence the reversion of the Mortgage Rights to the Trustee or the re-assignment of the Mortgage Rights to Freddie Mac, as the case may be.

                  (3) Notwithstanding any other provision of this Assignment to the contrary, so long as the Credit Enhancement Agreement is in effect and a Wrongful Dishonor has not occurred, or if it has occurred, is not presently continuing ("no Wrongful Dishonor exists"), Freddie Mac shall have, and may exercise, all of the Mortgage Rights and all of the rights, powers, options, privileges and remedies provided to the Assignees in this Assignment, including, but not limited to, all rights to enforce all obligations of the Borrower under the Assigned Documents and to enforce all of the Assigned Rights to the total exclusion of the Trustee, and without the consent of the Trustee, and the Trustee shall not have, and may not exercise, any of such rights, powers, options, privileges and remedies.

                  (4) Freddie Mac and the Trustee agree that, in order to effectuate the purposes of this Assignment and the assignment by the Trustee to Freddie Mac of the Mortgage Rights, the Trustee, for itself and for any successor or replacement Trustee, hereby irrevocably and unconditionally constitutes and appoints Freddie Mac as the Trustee's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, instrument or pleading and to do in the Trustee's name, place and stead, all such acts, things and deeds for and on behalf of the Trustee under this Assignment and/or any of the Assigned Documents which the Trustee could or might do or which may be necessary, desirable or convenient in Freddie Mac's sole discretion to effectuate the purposes of this Assignment and/or any Assigned Document.

                  The power of attorney and the rights, remedies, power and authority granted by the Trustee to Freddie Mac in this Assignment are hereby declared by the Trustee to be coupled with an interest and irrevocable until the Credit Enhancement Agreement is no longer in effect or until a Wrongful Dishonor shall have occurred and be continuing and may be exercised by Freddie Mac in the name of Freddie Mac, in the name of the Trustee or in the names of Freddie Mac and the Trustee, as Freddie Mac may at any time or from time to time determine, and the Trustee hereby confirms and ratifies all acts and deeds taken or to be taken by Freddie Mac as attorney-in-fact pursuant to the authority granted in this paragraph.

                  (5) At such time as (x) the Credit Enhancement Period is not in effect, or (y) during such time as there exists a continuing Wrongful
      Dishonor: (i) the Trustee alone, or, at its election, with the Assignor, may exercise all of the rights, powers, options, privileges and remedies provided to the Assignees under this Agreement to the exclusion of Freddie Mac, and Freddie Mac may not exercise any of such rights, powers, options, privileges and remedies; and (ii) notwithstanding any such Wrongful Dishonor, Freddie Mac shall be entitled to receive notices pursuant hereto and pursuant to the Resolution.

            (f) If there shall exist a Wrongful Dishonor and Freddie Mac or its custodian shall be the holder of any Bonds, whether absolutely or in pledge, the Trustee, in its exercise of any of the rights, powers, options, privileges and remedies provided for in this Paragraph 2, shall have the same fiduciary obligations as to Freddie Mac as it has to other Bondholders, subject to the priorities with respect to application of proceeds of any foreclosure, or other enforcement, of the Mortgage Documents as provided in Paragraph 2(h) below and in the Resolution.

            (g) (1) The Trustee shall hold the Note, the Mortgage and the other Mortgage Documents in trust under and subject to the terms and conditions of the Resolution and this Assignment, for the benefit of the Bondholders and, so long as no Wrongful Dishonor exists, for the benefit of Freddie Mac. Subject to Paragraph 16 of this Assignment, Freddie Mac shall have the right, with respect to the Loan, in its sole and absolute discretion, without directing the Trustee to effect an acceleration of payment and redemption of the Bonds in accordance with the Resolution, but only upon filing with the Trustee a certification reaffirming Freddie Mac's obligations under the Credit Enhancement Agreement, to instruct the Trustee in writing to assign the Note, the Mortgage and the other Mortgage Documents to Freddie Mac, in which event the Trustee shall (a) endorse and deliver the Note to Freddie Mac and assign (in recordable form) the Mortgage, (b) execute and deliver to Freddie Mac all documents prepared by Freddie Mac necessary to assign (in recordable form) all other Mortgage Documents to Freddie Mac and (c) execute all such documents prepared by Freddie Mac as are necessary to legally and validly effectuate the assignments provided for in the preceding clauses (a) and (b). The Trustee's assignments to Freddie Mac pursuant to this Paragraph 2(g) shall be without recourse or warranty except that the Trustee shall represent and warrant in connection therewith (A) that the Trustee has not previously endorsed or assigned any such documents or instruments and (B) that the Trustee has the corporate authority to endorse and assign such documents and instruments and such endorsements and assignments have been duly authorized. Freddie Mac shall receive and hold the Note, the Mortgage and the other Mortgage Documents for the benefit of the Bondholders. If, following such assignments, a Wrongful Dishonor occurs, Freddie Mac agrees that all rights and interests assigned by the Trustee to Freddie Mac pursuant to this Paragraph 2(g) shall automatically without any further action on the part of the Trustee or Freddie Mac revert to the Trustee. Notwithstanding the foregoing, Freddie Mac agrees to take such action and to execute and deliver and to facilitate the recordation of such documents provided to Freddie Mac as may be reasonably necessary to evidence the reversion of all rights and interests originally assigned by the Trustee to Freddie Mac pursuant to this Paragraph 2(g). No assignment pursuant to this Paragraph 2(g) shall affect Freddie Mac's obligations under the Credit Enhancement Agreement.

                  (2) Notwithstanding the foregoing, Freddie Mac agrees that, so long as the Bonds are outstanding, it will not without the prior written consent of the Assignor (x) assign, sell or transfer the Note, the Mortgage or the Mortgage Documents to any Person other than a provider of Alternate Security, (y) agree to any amendment or modification of the Note or the other Mortgage Documents or (z) change the relative priority of payment of the Loan or the lien of the Mortgage vis-a-vis payment of the Conventional Loan and the lien of the Reimbursement Mortgage.

            (h) During the Credit Enhancement Period, and for so long as no Wrongful Dishonor exists, (A) the proceeds of (x) any foreclosure or other enforcement of the Mortgage Documents or any sale of the Project by Freddie Mac or the Trustee pursuant to the Mortgage Documents and (y) the rents and other amounts generated by the holding, leasing, operation or other use of the Project and (B) any condemnation or insurance proceeds, shall be applied (subject to the availability to the Borrower of insurance or condemnation proceeds, pursuant to the Mortgage, for purposes of restoration) by the Assignees (or a receiver, if one is appointed), to the extent that funds are so available therefrom, in the following order of priority:

                  (i) first, to the payment in full of any outstanding and
            unreimbursed fees owing to the Trustee pursuant to the Resolution and the Bonds;

                  (ii) second, to the payment in full of any outstanding and unreimbursed fees owing to Freddie Mac or the Servicer pursuant to the Reimbursement Agreement, pro rata;

                  (iii) third, to the payment in full of the portion of Freddie
            Mac's Interests described in clause (a)(iii) of the definition of "As their respective interests may appear" in Paragraph 1 hereof, excluding such portion thereof as may be expressly included in clause (ii) above;

                  (iv) fourth, to the payment in full of the portion of the
            Trustee's Interests described in clause (b)(ii) of the definition of "As their respective interests may appear" in Paragraph 1 hereof, excluding such portion thereof as may be expressly included in clause (i) above;

                  (v) fifth, to the payment of the balance of Freddie Mac's
            Interests, if any, and any and all other amounts owing to Freddie Mac or the Servicer under or relating to the Reimbursement Mortgage or under the Reimbursement Agreement, excluding any amounts included in clause (ii) above ;

                  (vi) sixth, to the payment of the balance of the Trustee's
            Interests, if any;

                  (vii) seventh, to the payment of any other fees, expenses or other sums due to the Assignor in its capacity as the Corporation under the Financing Agreement, the Regulatory Agreement or the Resolution;

                  (viii) eighth, to the extent known by the Assignees, to the payment of any indebtedness or obligation secured by a subordinate mortgage on or security interest in the Project, without in any way implying the Assignor's or the Assignees' prior consent to the creation thereof; and

                  (ix) ninth, to the Borrower.

            (i) Neither the Trustee nor Freddie Mac shall be deemed by reason of this Assignment to have assumed the obligations of the Assignor, if any, in its capacity as the Corporation under the Financing Agreement.

            (j) To the extent that the Assignor has any duties or obligations under the Assigned Documents, such duties and obligations (other than its duties or obligations in its capacity as the Corporation under the Financing Agreement) shall be performed by (i) Freddie Mac or the Servicer during the Credit Enhancement Period and for so long as no Wrongful Dishonor exists, and (ii) the servicer appointed pursuant to the Resolution, after the Credit Enhancement Period or for so long as a Wrongful Dishonor exists.

            (k) In order to confirm and perfect the assignments, liens and security interests granted herein, the Assignor has delivered to the Trustee (acting, for this purpose only, for itself and as agent for Freddie Mac, as their respective interests may appear), and the Trustee, for itself and as such agent, acknowledges receipt of (i) a signed counterpart of each of the Assigned Documents, (ii) the original executed Note, endorsed to the order of Freddie Mac and the Trustee and (iii) Uniform Commercial Code financing statements evidencing the Assignor's assignment of its interest in the Assigned Rights in form for filing with the New

      York Secretary of State's Office and the City Register of New York County, naming Freddie Mac and the Trustee as secured parties.

      3.    Subrogation; Rights under Reimbursement Agreement.

            (a) It is the intention of the parties hereto that the assignment of the Assigned Rights and Assigned Documents by the Assignor to the Assignees pursuant to this Assignment is absolute and irrevocable in accordance with the terms hereof. If, however, a court of competent jurisdiction determines that such assignment is not absolute and irrevocable, or is invalid or ineffective for any reason, then the Assignor, the Trustee and the Borrower acknowledge and agree that, to the extent of any payment made by Freddie Mac pursuant to the Credit Enhancement Agreement, Freddie Mac shall be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Assignor under the Loan and the Mortgage Documents to any moneys paid or payable thereunder and all security therefor, including the Mortgage.

            (b) Upon an Event of Default under the Reimbursement Agreement, Freddie Mac shall have the sole and exclusive right, in its sole discretion, to take such remedial or enforcement action under the Assigned Documents (so long as no Wrongful Dishonor exists) and the Reimbursement Security Documents (whether or not a Wrongful Dishonor exists) as it deems appropriate, including but not limited to, any one or more of the following:

                  (i) foreclose or pursue other enforcement remedies with
            respect to the Mortgage, provided that the proceeds thereof shall be allocated as set forth in Paragraph 2(h) hereof;

                  (ii) direct the Trustee to cause the mandatory tender of all or part of the Bonds in accordance with the Resolution;

                  (iii) direct the Trustee to cause the  mandatory  redemption of all or part of the Bonds in accordance with the Resolution; or

                  (iv) foreclose or pursue other enforcement remedies under the
            Reimbursement Mortgage or the other Reimbursement Security
            Documents.

            (c)   Notwithstanding any provision hereof to the contrary,

            (i) So long as no Wrongful Dishonor exists, (A) upon the occurrence and during the continuation of a default under the Reimbursement Agreement or the Reimbursement Mortgage, all amounts payable (including, but not limited to, any payment pursuant to an assignment of rents) under the Reimbursement Mortgage shall be paid in full to Freddie Mac before any payment or distribution, whether in cash or in other property, shall be made to the Trustee or the Assignor for the purpose of making Loan payments under the Mortgage Documents and (B) during the continuation of any default under the Reimbursement Mortgage, any payment or distribution, whether in cash or other property, which would otherwise (but for the provisions contained in this Assignment) be payable or deliverable under the Mortgage, shall be paid or delivered directly to Freddie Mac in satisfaction of any amounts payable (including, but not limited to, any payment pursuant to an assignment of rents) under the Reimbursement Mortgage (including any interest thereon accruing after the occurrence of any such default) until all such amounts shall have been paid in full or the default shall have been cured or waived by Freddie Mac.

            (ii) Whether or not a Wrongful Dishonor exists, Freddie Mac shall be entitled to exercise its rights and remedies under the Reimbursement Mortgage, and neither the Assignor nor the Trustee shall have any right to contest any of the procedures or actions taken by Freddie Mac to exercise its remedies under the Reimbursement Agreement or the Reimbursement Mortgage so long as Freddie Mac is in compliance with its agreements hereunder.

            (iii) Upon a foreclosure of the Reimbursement Mortgage or a sale of the Project subject to the lien of the Mortgage, any proceeds of such foreclosure or sale in excess of the amounts secured by the Mortgage shall be applied in any manner permitted by the Reimbursement Mortgage, as directed by Freddie Mac in its discretion.

      4. Enforcement of the Assigned Documents or Assigned Rights; Security for Bonds.

            (a) The Assignor shall not, without the prior written consent of Freddie Mac during the Credit Enhancement Period and for so long as no Wrongful Dishonor exists, or without the prior written consent of the Trustee at any other time, upon or without any terms or conditions or in whole or in part:

                  (i) change the manner, place or terms of payment, and/or
            change or extend the time of payment of, renew or alter, or in any way modify, any of the Assigned Documents, or any liability secured directly or indirectly thereby;

                  (ii) sell, exchange, release, surrender, realize upon or
            otherwise deal with in any manner any of the Assigned Documents;

                  (iii) exercise any of the Assigned Rights, if any, against the
            Borrower under the Assigned Documents; or

                  (iv) settle or compromise any of the Assigned Rights or any liability secured directly or indirectly thereby.

            (b) The Assignor covenants that it will, at the sole expense of the Borrower, cooperate to the extent necessary with the Borrower, the Trustee and Freddie Mac in their defenses of the security for the Bonds against the claims and demands of all Persons, and will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such additional and supplemental agreements, instruments and documents, do such further acts, and make such further transfers as the Trustee or Freddie Mac may reasonably request to effectuate the purpose and intent of this Assignment; provided, however, that in no event shall Freddie Mac or the Servicer, absent breach by Freddie Mac of its agreements set forth in Paragraph 2(e)(1)(B), 2(g) or Paragraph 16 hereof, have any obligation to defend the security for the Bonds against the claims and demands of any Person. The Assignor shall execute and Freddie Mac and the Trustee shall do, execute, acknowledge and deliver, such additional and supplemental agreements, documents and instruments, do such further acts and make such further transfers as Freddie Mac or the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming to Freddie Mac and the Trustee the interests to be assigned pursuant to this Assignment.

            (c) The Assignor covenants that, except as otherwise provided in the Resolution and this Assignment, it will not sell, convey, mortgage, encumber or otherwise dispose of any of the security for the Bonds.

      5.    Consequences of Certain Foreclosures.

            (a) If the Project is to be acquired by either or both of the Assignees, or their nominees, as a result of a foreclosure of the Mortgage or the acceptance of a deed in lieu of foreclosure of the Mortgage or other enforcement provisions of the Mortgage, and the Bonds have not been redeemed by proceeds of payments made under the Credit Enhancement Agreement or otherwise, the Project shall be conveyed to the Assignees (or to their nominees) as tenants in common, with each Assignee owning an undivided interest therein, as the Assignees' respective interests may appear at the time of such foreclosure or deed in lieu of foreclosure or exercise of other enforcement provisions of the Mortgage; provided that the foregoing shall not be deemed to limit any right of Freddie Mac to cause the Project to be conveyed solely to Freddie Mac, its nominee or its designee (which shall be a separate entity related to Freddie Mac) upon the exercise of remedies under the Reimbursement Mortgage. During the Credit Enhancement Period, so long as no Wrongful Dishonor exists, all decisions with regard to the Project after the acquisition thereof by the Assignees as tenants in common, including, without limitation, decisions as to management, operation, sale, and the price and terms of such sale, whether to accept a purchase money mortgage, and the terms thereof, payment or contesting of real estate taxes, rebuilding or restoration after damage, destruction or taking, alterations, improvements, conversion to a cooperative or condominium, decisions as to insurance coverage, and litigation, shall be made by Freddie Mac (or its nominee or designee). During the continuance of a Wrongful

      Dishonor, all decisions with regard to the Project after the acquisition thereof by the Assignees as tenants in common shall be made by the Trustee. In exercising such rights, Freddie Mac or the Trustee, as applicable, shall act as to the other Assignee in the fiduciary capacity in which co-tenants are generally obligated to act with respect to each other, subject, however, to the terms and provisions of this paragraph.

            (b) Subject to the provision of Paragraph 3(c), the Trustee and Freddie Mac shall allocate the net proceeds of operation, lease, sale or other disposition of the Project as provided in Paragraph 2(h) hereof.

      6.    Servicing by Servicer.

            (a) The identity of the Servicer being of material importance to Freddie Mac, this Assignment is made by the Assignor and accepted by Freddie Mac and the Trustee on the basis, and with the understanding, that the Servicer will be determined solely by Freddie Mac. Accordingly, so long as the Credit Enhancement Agreement is in effect and no Wrongful Dishonor exists, the Assignor, the Trustee and the Borrower agree that Freddie Mac shall, in its discretion, have the sole and exclusive (i) right to appoint the Servicer and arrange for the servicing of the Loan and the Assigned Documents, provided such servicing shall be performed by a Freddie Mac approved seller-servicer in accordance with the terms and conditions of the Assigned Documents, this Assignment, the Freddie Mac Multifamily Seller/Servicer Guide (in its present form and as amended, modified, supplemented or reissued from time to time) and a servicing agreement to be entered into by Freddie Mac and the Servicer, (ii) power and authority, on its own behalf and/or on behalf of the Trustee and the Assignor, to do or refrain from doing any act in connection with the Loan and/or the Assigned Documents, including any act provided for in this Assignment and (iii) right to remove the Servicer (for any reason), terminate its right to service the Loan, and appoint a new Servicer. The Assignor, the Trustee and the Borrower further acknowledge and agree that the Servicing Agreement between Freddie Mac and the Servicer is subject to amendment or termination without the consent of the Assignor, the Trustee or the Borrower and that none of the Assignor, the Trustee or the Borrower shall have any rights under or be a third party beneficiary of the Servicing Agreement. Freddie Mac agrees that for so long as there shall exist a Wrongful Dishonor, the Trustee and/or the Assignor shall have the right to appoint another servicer pursuant to the Resolution or direct the Borrower to make payments on the Note and the Mortgage Documents directly to the Trustee. If a Wrongful Dishonor occurs and is continuing and Freddie Mac or the Servicer receives payment under the Note relating to interest and/or principal on the Bonds, and such payment would have been used to reimburse Freddie Mac for a required advance under the Credit Enhancement Agreement which advance Freddie Mac wrongfully dishonored, Freddie Mac shall transfer such payment, or shall cause the Servicer to transfer such payment, as applicable, to the Trustee for deposit in the Revenue Account or Redemption Account, as applicable, under the

      Resolution. The Trustee agrees that at the Servicer's request, the Trustee shall inform the Servicer of all amounts owing in relation to a redemption of the Bonds and all fees owing to any party in the event of a prepayment in whole or in part under the Note.

            (b) During the Credit Enhancement Period, and for so long as no Wrongful Dishonor exists, the Borrower covenants and agrees, and the Assignor and the Trustee acknowledge, that (i) Freddie Mac, the Assignor, and the Trustee shall be named as mortgagee on all fire, extended coverage and other hazard insurance policies required under the Assigned Documents and all insurers shall be directed to pay all proceeds of such policies directly to Freddie Mac, which proceeds shall be held and applied by Freddie Mac in accordance with the terms of the Mortgage and the other Mortgage Documents, and (ii) the Borrower, as borrower and mortgagor, shall deal solely with Freddie Mac, as lender and mortgagee, or the Servicer under the Assigned Documents, provided, however, that Freddie Mac and the Servicer shall have no liability hereunder except as provided in Paragraph 10(m) hereof.

            (c) Freddie Mac shall cause each Servicer appointed by it to agree in the related servicing agreement to notify the Assignor promptly after obtaining actual knowledge of any of the following:

                  (1) any recorded sale or transfer of fee simple title of the
            Project by the Borrower to an unrelated third party;

                  (2) any material damage or material lack of repair, or any material deterioration or waste suffered or permitted with respect to the Project by the Borrower;

                  (3) any abandonment of the Project by the Borrower;

                  (4) any material condemnation of the Project or any other
            exercise of the power of eminent domain materially affecting the Project;

                  (5) any failure of the Borrower to pay real estate taxes or water and sewer rents when due and payable;

                  (6) any Event of Default under the Assigned Documents;

                  (7) any change in the control of the Borrower; and

                  (8) the presence of any Hazardous Material (as defined in the
            Mortgage) on the Project;

provided, however, that (A) neither Freddie Mac nor the Servicer shall have any obligation of inspection or investigation with respect thereto; (B) the Servicer's failure to so notify the Assignor shall not, in any respect, impair or otherwise restrict Freddie Mac's rights pursuant to this Agreement or any of the Assigned Documents; (C) the Assignor shall, except as hereinafter noted in this paragraph, have the sole obligation to monitor compliance with the Regulatory Agreement; and (D) Freddie Mac shall have no servicing obligations to the Trustee or any other Person. Freddie Mac agrees that it will not, without the prior written consent of the Assignor, amend or modify the covenant of the Servicer set forth in the Servicing Agreement to provide to the Assignor the notices described in this paragraph.

            During the Credit Enhancement Period, for so long as no Wrongful Dishonor exists and the Servicer of the Loan is the servicer engaged by Freddie Mac, at the written request of the Assignor Freddie Mac will use commercially reasonable efforts to cause the Servicer to use reasonable efforts to obtain from the Borrower such information regarding its compliance with the Regulatory Agreement as the Assignor shall specify. Freddie Mac hereby covenants that it shall not knowingly and willfully breach, or knowingly and willfully collude in a breach by the Borrower of, the provisions of the Regulatory Agreement.

      7.    Acknowledgment of Assignment of Interest in Assigned Documents.

            (a) The Borrower hereby acknowledges that all of the right, title and interest of the Assignor (excluding the Reserved Rights retained by the Corporation as set forth in Paragraph 2 hereof) to and under the Assigned Documents assigned hereby, including, without limitation, the Assignor's right to collect and receive all amounts payable under the Assigned Documents has, pursuant to this Assignment, been assigned by the Assignor to the Assignees.

            (b) The Borrower, intending to be legally bound, hereby agrees with the Assignor and the Assignees, as follows: (i) all warranties, representations, covenants, indemnities and other agreements on the part of the Borrower as set forth in the Assigned Documents and all rights, powers and remedies of the Assignor thereunder are hereby declared to be for the benefit of and on behalf of the Assignees and may be enforced by the Assignees in accordance with such documents (in the priorities established by this Assignment) in the name, place and stead of the Assignor as herein provided, (ii) the Borrower hereby recognizes the Assignees (in the priorities established by this Assignment) as the holders of all of the rights, remedies, authority, privileges, powers and options of the Assignor and all of the right, power and authority of the Assignor to take any action or do anything under the Assigned Rights,
      (iii) the Borrower shall perform and observe for the benefit of the Assignees (in the priorities established by this Assignment) all of the covenants and agreements of the Borrower under the Assigned Documents as if the Assignees were named therein rather than the Assignor, (iv) the Borrower shall not cancel, amend, surrender, abridge or otherwise modify the Assigned Documents, without the prior written consent of the Assignees, (v) the Borrower shall not seek to recover from an Assignee any monies owed to the Borrower by the other Assignee, pursuant to the Assigned Documents, whether by reason of defense, set-off, counterclaim or deduction for any reason whatsoever, (vi) whenever the consent or approval of the Assignor is required or permitted under the Assigned Documents, the written consent or approval of the Assignee having the right to give such consent pursuant hereto shall be obtained before taking any action or omitting to take any action for which such consent or permission is needed, in lieu of such consent or permission of the Assignor, (vii) the Borrower shall simultaneously give to the Assignees and the Servicer copies of all notices and communications required to be given by the Borrower under the Assigned Documents, and (viii) the Assignees shall not be obligated by reason of this Assignment or otherwise to perform or be responsible for the performance of any of the covenants or agreements of the Assignor under the Assigned Documents, except as provided in Paragraph 7(c) below. Nothing herein shall be deemed to change, modify or waive any of the warranties, representations, covenants and agreements of the Borrower contained in the Assigned Documents.

            (c) The Borrower absolutely and unconditionally and without reservation acknowledges and agrees that by reason of this Assignment and without further act or instrument, the Assignor shall have absolutely no obligation or liability to the Borrower for the observance and performance of the terms, covenants and provisions of the Assigned Documents on the part of the Assignor to be observed and performed to the extent assigned herein, and that the Borrower shall look solely and exclusively to Freddie Mac and the Trustee (other than with respect to the Reserved Rights) for the observance and performance of the Assigned Documents on the part of the Assignor to be observed and performed to the extent assigned herein, provided, however, the Assignor shall remain obligated to observe and perform the terms, covenants and provisions of all documents executed or adopted with respect to the Bonds which are not assigned hereunder, including without limitation the Resolution.

            (d) Notwithstanding this Assignment and the assignment of the Mortgage by the Corporation, the Borrower acknowledges that the representations, warranties, covenants and indemnities made in Section 18 of the Mortgage shall continue to inure to the benefit of the Corporation and the right to the benefit of the same is hereby maintained by the Corporation; provided, however, that such maintenance of rights shall not preclude the Assignees from the right to the benefit of and the right to enforce such representations, warranties, covenants and indemnities under the Assigned Documents.

      8.    Restrictions on Use of the Project.

            (a) Upon any violation under the Regulatory Agreement by the Borrower and notice of such violation by the Assignor to the Borrower pursuant to the Regulatory Agreement, the Assignor shall promptly provide to Freddie Mac, the Servicer and the Trustee notice of the violation and a copy of the Assignor's notice to the Borrower. If the Borrower fails to cure the violation and if, as a consequence of such failure, the Assignor declares an "Event of Default" under the Regulatory Agreement, the Assignor shall provide notice to Freddie Mac, the Servicer and the Trustee of the Event of Default (together with a copy of any notice of the event of default provided to the Borrower) and shall afford each of them an opportunity to cure the default for an additional time period equal to the cure period initially provided to the Borrower under the Regulatory Agreement, which time period provided to Freddie Mac, the Servicer and the Trustee shall commence following their respective receipt of the Assignor's notice of the event of default under the Regulatory Agreement, provided that the cure period afforded to each of Freddie Mac, the Servicer and the Trustee shall be a period not less than sixty (60) days following the date on which Freddie Mac, the Servicer and the Trustee shall have received the Assignor's notice of the event of default, provided further, however, that in no event shall Freddie Mac, the Servicer or the Trustee have any obligation to cure or to attempt to cure any event of default under the Regulatory Agreement. Freddie Mac, in consultation with the Trustee, may elect to cure such Event of Default, including (at the option of Freddie Mac and as permitted by applicable law) by assumption of the management and operation of the Project by its designee or management of the Project by a court-appointed receiver. Any operation of the Project by Freddie Mac or its designee, successors and assigns shall be in accordance with the Regulatory Agreement, but only so long as the Regulatory Agreement is in effect. In addition, the Assignor may provide, after the occurrence of any such Event of Default and after consultation with Freddie Mac, for replacement of the existing managing agent of the Project (which may be Freddie Mac) with a new managing agent, with the consent of Freddie Mac (as long as (i) Freddie Mac is not in default hereunder, beyond any applicable notice or cure periods, and (ii) there has been no Wrongful Dishonor), which consent shall not be unreasonably withheld or delayed.

            (b) If so directed by the Assignor due to an Event of Default under the Regulatory Agreement that has not been cured by the Borrower or Freddie Mac within the applicable cure periods as described in paragraph
      (a) above, Freddie Mac agrees, at its option, to either (i) diligently pursue foreclosure proceedings with respect to the Project, (ii) declare an "Event of Default" under the Reimbursement Agreement and direct the Trustee to declare all of the Bonds immediately due and payable in accordance with Section 10.2(a)(5) of the Resolution, thereby causing the Bonds to be redeemed or (iii) declare an "Event of Default" under the Reimbursement Agreement and direct the Trustee to carry out the purchase of all of the Bonds pursuant to a mandatory tender thereof in accordance with Section 10.2(a)(8) of the Resolution; provided that Freddie Mac shall be obliged to take any of the foregoing actions only if (1) Freddie Mac determines in its sole discretion that, upon completion of foreclosure proceedings, the Project can be sold for an amount which is sufficient to pay in full all of the items set forth in clauses (i) through (viii) of Paragraph 2(h) hereof, (2) Freddie

      Mac and the Trustee, in consultation with the Assignor, mutually determine that the remedy of foreclosure shall be enforceable against the Borrower upon the grounds of such default by the Borrower under the Regulatory Agreement, (3) Freddie Mac determines that there are no environmental conditions on the Project site that could create liability for Freddie Mac should it become the owner of the Project and (4) Freddie Mac determines that the physical condition of the Project and the Project site do not present any threats to the health or safety of tenants that could create liability for Freddie Mac should it become the owner of the Project. If Freddie Mac determines that the Project cannot be sold for an amount which is sufficient to pay in full all of the items set forth in clauses (i) through (viii) of Paragraph 2(h) hereof, or that any of the other conditions to its obligation to take action pursuant to this Paragraph are not satisfied, then Freddie Mac shall deliver to the Assignor a statement setting forth the basis for its determination.

            (c) The cash proceeds from any foreclosure sale of the Project conducted by Freddie Mac in good faith pursuant to Paragraph 8(b) above; the cash proceeds from any sale of the Project subsequent to its acquisition by Freddie Mac (whether through foreclosure or deed in lieu thereof) conducted by Freddie Mac in good faith; and the payments made under any purchase money mortgage taken back by Freddie Mac or under any net lease of all or substantially all of the Project made by Freddie Mac, as landlord, shall be applied as provided in Paragraph 2(h) hereof, and upon payment in full of the Bonds and payment of all fees and expenses of Freddie Mac, the Servicer, the Trustee and the Assignor, the Regulatory Agreement shall terminate.

            (d) Until the Bonds have been paid in full, for so long as Freddie Mac or its designee is managing or operating or directing the management or operation of the Project, Freddie Mac shall provide annual reports to the Assignor describing the use of the Project by category, income and expense information and such other information as may be reasonably requested by the Assignor; provided, however, that Freddie Mac shall not be obliged to disclose any information which it deems to be confidential or proprietary in nature. At any time that Freddie Mac or its designee is managing or operating or directing the management or operation of the Project, Freddie Mac shall provide, within a reasonable time after request therefor, such additional information within its possession as may be necessary for the Assignor to reply to an independent, external governmental inquiry concerning the Project, provided, that Freddie Mac shall not be obliged to disclose any information which it deems to be confidential or proprietary in nature unless compelled to do so by legal process.

            (e) The Assignor, in its capacity as the Corporation, agrees that upon a termination of the Regulatory Agreement pursuant to its terms, the Assignor, in its capacity as the Corporation, shall promptly execute and deliver to Freddie Mac an instrument confirming the termination of the Regulatory Agreement.

      9. Limitations on Actions. Notwithstanding any other provision of this Assignment to the contrary, but subject to the notice and cure provisions set forth in Paragraph 8 hereof, the Assignor may take whatever action at law or in equity which may appear necessary or desirable to enforce the performance and observance of any Reserved Right or of any right under the Regulatory Agreement; provided that, so long as the Credit Enhancement Agreement is in effect and no Wrongful Dishonor exists, neither the Assignor nor the Trustee nor any person under the control of the Assignor or the Trustee shall, without the prior written consent of Freddie Mac (i) initiate or take any action which may have the effect, directly or indirectly, of impairing the ability of the Borrower to timely pay the principal, interest and other amounts due under the Loan, the Reimbursement Agreement or the Conventional Loan, (ii) upon the occurrence of an event of default under the Loan, take any action to accelerate or otherwise enforce payment or seek other remedies with respect to the Loan or the Bonds or
(iii) interfere with or attempt to influence the exercise by Freddie Mac of any of its rights under the Mortgage Documents, the Reimbursement Security Documents or any of the documents relating to the Bonds, provided that such restrictions shall not be construed to limit the rights of the Assignor to seek specific performance of the Regulatory Agreement (provided that monetary damages are not sought). The Assignor agrees to provide written notice to the Assignees and the Servicer immediately upon taking any action at law or in equity to enforce the Reserved Rights of the Assignor or rights under the Regulatory Agreement.

   Notwithstanding any other provision in this Assignment to the contrary, so long as the Credit Enhancement Agreement is in effect and no Wrongful Dishonor exists, neither the Assignor nor the Trustee nor any person under their control shall exercise any remedies or direct any proceedings under the Resolution or the Regulatory Agreement other than to (w) enforce rights under the Credit Enhancement Agreement, (x) enforce the tax covenants in the Resolution, provided that monetary damages are not sought, (y) enforce any Reserved Right pursuant to this Paragraph 9 or (z) enforce rights under the Regulatory Agreement in accordance with Paragraphs 8 and 9 hereof. If the Assignor at any time causes a court to appoint a receiver to take possession of and operate the Project pursuant to its enforcement rights under the Regulatory Agreement, such receiver shall cause the Project to be operated only in accordance with the Regulatory Agreement, unless Freddie Mac shall have consented otherwise in writing.

      10.   Miscellaneous.

            (a) The Assignees shall not by any act, delay, omission or otherwise be deemed to have waived any of their rights or remedies hereunder and no waiver whatever shall be valid, unless in writing signed by the Assignees, and then only to the extent therein set forth.

            (b) This Assignment may not be changed, modified or discharged in whole or in part, unless set forth in a writing signed on behalf of both of the Assignees and by the Assignor, each by their duly authorized officers and, in the case of any change or modification affecting the Borrower's rights or obligations hereunder, by the Borrower. A waiver by the Assignees of any default, right or remedy hereunder on any one occasion shall not be construed as a waiver of any other default or be a bar to any right or remedy the Assignees would otherwise have on any future occasion.

            (c) This Assignment shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower, the Assignor and the Assignees irrevocably:

                  (i) agree that any suit, action or other legal proceeding
            arising out of or relating to this Assignment, the Assigned Documents or such other documents which may be delivered in connection with this Assignment or the Assigned Documents may be brought in the Courts of the United States of America located in the Southern District of New York.

                  (ii) consent to the jurisdiction of such courts in any such suit, action or proceeding, and

                  (iii) waive any objection which any of them may have to the establishment of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

      The Borrower, the Assignor and the Assignees irrevocably consent to the service of any and all process in any such suit, action or proceeding by service of copies of such process to the Borrower, the Assignor or the Assignees, as the case may be, at its respective address provided in Paragraph 10(l) hereof. Nothing in this Paragraph 10(c), however, shall affect the right of the parties hereto to serve legal process in any other manner permitted by law or affect the right of Freddie Mac to bring any suit, action or proceeding against the Borrower, the Assignor or the Trustee, as the case may be, in the courts of any other jurisdictions.

            (d) Whenever in this Assignment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. If an Alternate Security shall be issued in accordance with the provisions of the Financing Agreement and the Resolution, and if Freddie Mac shall have assigned to the issuer of the Alternate Security all of its rights under this Assignment and if such assignee shall have assumed all of the obligations of Freddie Mac to be performed under this Assignment, in such event, all references herein to the "Reimbursement Agreement" and the "Credit Enhancement Agreement" shall mean such new alternate security agreement and Alternate Security, respectively, and all references herein to Freddie Mac shall mean the person, firm or entity which has issued the Alternate Security.

            (e) This Assignment (x) shall terminate and thereafter be of no further force and effect as to Freddie Mac at such time as the Credit Enhancement Period has expired or is terminated and (y) shall terminate and be of no further force and effect as to the Trustee at the earlier of
      (i) such time as the Bonds shall have been paid or deemed paid as provided in Article XII of the Resolution or (ii) by mutual written agreement of the Assignor and the Trustee after this Assignment shall have so terminated as to Freddie Mac; provided however, that termination of this Assignment as to any party shall not affect such party's rights to pursue any claims with respect to defaults of other parties occurring before the date of such termination.

            (f) If Freddie Mac shall cease to serve as Credit Facility Provider under the Resolution or if a Wrongful Dishonor has occurred and is not cured within five (5) days after the occurrence thereof, it shall direct the Servicer to make available to the Trustee, the Assignor and any successor servicer copies of such of the Servicer's records as relate to the servicing of the Loan and the Mortgage Documents, including payment of principal, interest, tax and insurance escrows and other obligations under the Mortgage Documents, together with copies of such documents as the Trustee, the Assignor and such successor servicer shall reasonably request.

            Freddie Mac shall give the Trustee, the Assignor and the Borrower notice of any change in the identity of the Servicer. Freddie Mac will cause any successor Servicer appointed by it to agree to provide to the Assignor the notices and other information when required under the terms of Paragraphs 6(c), 8(d) and this Paragraph10(f).

            (g) Freddie Mac shall not willfully and knowingly take any action in its capacity as the Assignee of the Mortgage which shall cause interest on the Bonds not to be excluded from gross income for federal income tax purposes, other than by reason of any Bond being held by a Person who, within the meaning of section 147(a) of the Internal Revenue Code of 1986, as amended (the "Code"), is a substantial user of the Project or is a related person, within the meaning of section 147(a) of the Code.

            (h) There shall be no merger of the interests of any of the Bondholders and of the holder of the Assigned Rights by reason of the fact that the same person, firm or entity may acquire, own or hold, directly or indirectly, such interests, unless and until such person, firm or entity and all others having an interest therein shall effect such merger in a written, duly recorded instrument.

            (i) The Trustee shall be under no obligation or duty to perform any act by which the Trustee might incur expense or liability, if the Trustee shall not be indemnified to its reasonable satisfaction, nor shall the Trustee be liable in connection with the performance of its duties hereunder except for its own gross negligence or willful misconduct. The immunities and exemptions from liability of the Trustee shall extend to its directors, officers, employees and agents.

            (j) The Borrower shall promptly reimburse the Trustee, from time to time, for all the Trustee's reasonable expenses, charges, engineering and other fees and disbursements, and those of the Trustee's attorneys, agents and employees, incurred in connection with the performance of the Trustee's powers and duties hereunder. The Borrower shall indemnify and save the Trustee harmless against costs, damages, expenses, fees and any liabilities of any nature which it may incur in the exercise and performance of its powers and duties hereunder and which are not due to its gross negligence or willful misconduct.

            (k) If Freddie Mac (i) makes an advance under the Credit Enhancement Agreement to pay the purchase price of tendered Bonds, (ii) is reimbursed for such advance with funds withdrawn from the Principal Reserve Fund in accordance with the Resolution and (iii) subsequently receives remarketing proceeds upon the remarketing of such Bonds, then Freddie Mac agrees to promptly remit to the Trustee for deposit in the Principal Reserve Fund the amount of any such remarketing proceeds received by it to the extent necessary to replenish the related withdrawal from the Principal Reserve Fund.

            (l) All notices, certificates, demands and other communications provided for herein shall be in writing and mailed (registered or certified mail, return receipt requested, and postage prepaid), hand-delivered, with signed receipt, or sent by nationally-recognized overnight courier:

            If to the Assignor:

                  New York City Housing Development Corporation
                  110 William Street - 10th Floor
                  New York, New York 10038
                  Attention:  General Counsel

            If to Freddie Mac:

                  Federal Home Loan Mortgage Corporation
                  8100 Jones Branch Drive
                  McLean, Virginia  22102
                  Attention:  Multifamily Management and Information
                              Control, Mail Stop B4Q
                  Facsimile:  (703) 714-3273
                  Telephone:  (703) 903-2000

            with a copy to:

                  Federal Home Loan Mortgage Corporation

                  8200 Jones Branch Drive
                  McLean, Virginia  22102
                  Attention:  Associate General Counsel - Multifamily
                              Legal Department, Mail Stop 204
                  Facsimile:  (703) 903-2885
                  Telephone:  (703) 903-2000

            with a copy to:

                  Federal Home Loan Mortgage Corporation
                  8100 Jones Branch Drive
                  McLean, Virginia  22102
                  Attention:  Multifamily Servicing, Mail Stop B4F
                  Facsimile:   (703) 714-3003
                  Telephone:  (703) 903-2000

            If to the Servicer:

                  Reilly Mortgage Group, Inc.
                  2000 Corporate Ridge, Suite 925
                  McLean, Virginia  22102
                  Attention:  Servicing
                  Facsimile:  (703) 760-4750

            If to the Borrower:

                  Columbia Westmont Associates, L.P.
                  c/o Michaels Development Company
                  One East Stow Road
                  Marlton, New Jersey 08053
                  Attention:  Michael J. Levitt
                  Facsimile:  (856) 988-5817
                  Telephone:  (856) 596-3008

            With a copy to:

                  Paul T. Chan, Esq.
                  Levine, Staller, Sklar, Chan, Brodsky & Donnelly, P.A. 3030 Atlantic Avenue
                  Atlantic City, NJ  08401

            If to the Trustee:
                  United States Trust Company of New York

                  114 West 47th Street
                  New York, New York 10036
                  Attention: Corporate Trust Department

      Each party hereto may designate a change of address by written notice to all of the other parties fifteen (15) days prior to the date of such change of address is to become effective. All such notices, certificates, demands and other communications shall be effective when received at the address specified as aforesaid.

            (m) Notwithstanding any term or provision of this Assignment, the Assigned Documents and/or the Assignor's Documents, Freddie Mac and the Servicer shall not be liable to any other party to this Assignment for any action taken or omitted in good faith by Freddie Mac or the Servicer in connection with the Loan, the Assigned Documents, the Assignor's Documents, the Reimbursement Security Documents or this Assignment. Freddie Mac and the Servicer shall be liable under this Assignment to any other party to this Assignment solely for direct as opposed to consequential damages which are proved to have been caused by its own gross negligence or willful misconduct. Freddie Mac and the Servicer shall be protected and shall incur no liability in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by Freddie Mac or the Servicer, as the case may be, to be genuine and to have been duly executed by the appropriate signatory. In addition, Freddie Mac and the Servicer shall be protected and shall incur no liability in relying upon the opinion of counsel with respect to any action taken or not taken in good faith by Freddie Mac or the Servicer under this Assignment or any of the Assigned Documents. Freddie Mac and the Servicer shall, at all times, be free to establish independently to their satisfaction and in their absolute discretion the existence or non-existence, as the case may be, of any fact the existence or non-existence of which shall be a condition to any term or provision of this Assignment or of any of the Assigned Documents. The immunities and exemptions from liability of Freddie Mac and the Servicer shall extend to their respective directors, officers, employees and agents. Nothing contained in this subparagraph (m) shall be construed as limiting the liability, if any, of Freddie Mac and the Servicer pursuant to the Reimbursement Agreement.

            (n) The Assignor represents, warrants and covenants to the Assignees that (i) the making of the Loan is in accordance with the Act, (ii) the Assignor is duly organized, validly existing and in good standing as a corporate governmental agency constituting a public benefit corporation of the State of New York created by and in accordance with the Act, (iii) except for this Assignment and the assignment of the Assigned Rights to the Trustee pursuant to the Resolution, the Assignor is the sole and lawful owner of the Assigned Documents to which it is a party and the Assigned Rights, free of all liens, claims and encumbrances, (iv) the Assignor has all necessary power and authority to execute, deliver and carry out the terms and provisions of this Assignment and to adopt the Resolution, and has authorized the execution, delivery and performance of this Assignment, the Bonds and any and all other agreements relating thereto to which it is a party, including, without limitation, the Assigned Documents (collectively, the "Assignor's Documents"), (v) this Assignment and the Assignor's Documents are the valid and binding obligations of the Assignor enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity, (vi) the execution, delivery and performance of this Assignment and the Assignor's Documents by the Assignor will not
      (A) violate any provision of law, or any rules or regulations promulgated thereunder, (B) violate, be in conflict with or constitute a default (after notice or lapse of time, or both) under the Act or under the by-laws of the Assignor, as amended from time to time, or any term or provision of any agreement, indenture, resolution or other instrument by which the Assignor is bound or to which any of its assets is subject, or
      (C) violate any judgment, decree, governmental order, writ, injunction, statute, rule or regulation of any court or governmental body, agency or other instrumentality applicable to the Assignor, (vii) the Assignor is not a party to, or otherwise subject to any provision contained in, any agreement or other instrument (including the Act) which restricts or otherwise limits the assigning of the Assigned Rights pursuant to this Assignment, (viii) except as specifically provided in the Resolution, the Assignor shall not grant any other lien or security interest in the Assigned Rights or sell, transfer or otherwise dispose of any interest in the Assigned Rights without the prior express written consent of each of the Assignees, (ix) the principal place of business and chief executive office of the Assignor and the office where the Assignor keeps all records concerning the Assigned Rights are located at the address set forth in this Assignment for notices to be given to the Assignor, and (x) no further action, consent, approval, registration or filing by or with any governmental agency, bureau, commission or court is required in connection with the execution, delivery, adoption and/or performance, as the case may be, by the Assignor of this Assignment or the Assignor's Documents other than as have been (or will be, when required) made or obtained.

            (o) Freddie Mac represents and warrants to the Assignor that (i) Freddie Mac has all necessary power and authority to execute, deliver and carry out the terms and provisions of this Assignment, (ii) Freddie Mac has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Assignment and (iii) this Assignment is the valid and binding obligation of Freddie Mac enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

            (p) Notwithstanding any inconsistent provision of the Resolution or any of the Assigned Documents, the Assignor hereby agrees that, during the

      Credit Enhancement Period, so long as no Wrongful Dishonor exists, except as provided in ss.659 of the Act, the Assignor shall not exercise its options pursuant to Section 102(E) or 102(F) of Appendix A of the Resolution to redeem any or all of the Bonds without the prior written consent of Freddie Mac in each case and shall not without the prior written consent of Freddie Mac use Available Moneys constituting the proceeds of any draw under the Credit Enhancement Agreement to effectuate any such redemption.

            (q) Any reference herein to the Project shall mean, as appropriate in each respective context, all or part of the Mortgaged Property, as defined in the Mortgage.

            (r) This Assignment herein made by the Assignor is so made by the Assignor without recourse in respect of the Note or liabilities secured by the Assigned Documents.

            (s) This Assignment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Assignment to produce or account for more than one such counterpart.

            (t) The Trustee agrees to advise Freddie Mac and the Servicer promptly in writing of (a) the occurrence of any event of default known to it under the Resolution or under the Credit Enhancement Agreement, the Financing Agreement, the Note, the Mortgage or any of the other Mortgage Documents, or any event known to it which, with the passage of time or service of notice, or both, would constitute an Event of Default under the Resolution, the Credit Enhancement Agreement, the Financing Agreement, the Note, the Mortgage or any of the other Mortgage Documents, specifying the nature and period of existence of such event and the actions being taken or proposed to be taken with respect to such events, (b) each proposed redemption of Bonds other than as described in (c) below, such notice to be given immediately at such time that the Trustee has knowledge of such redemption, (c) each proposed redemption of Bonds on account of transfers of funds to the Redemption Account from the Principal Reserve Fund pursuant to Section 5.7(C), 5.7(D) or 5.7(E) of the Resolution, such notice to be given at least five (5) days prior to the proposed transfer,
      (d) any failure by the Borrower to pay any expenses of the Trustee which the Borrower is obligated to pay and (e) any failure by the Trustee to receive any scheduled payment when due under the Note. The Trustee also agrees to give prompt written notice to the Servicer (and upon written request to Freddie Mac) of all payments received by the Trustee from any party other than the Servicer or the Borrower under the Note or otherwise with respect to the Loan. In addition, the Trustee agrees as soon as practicable but not later than the last Wednesday of each month, or in the event such Wednesday is not a Business Day, the next succeeding Business Day, to give notice to the Servicer of the amount of the interest payment to be made by the Borrower.

            (u) The Assignor, Freddie Mac and the Borrower agree that the Regulatory Agreement shall be amended only in accordance with provisions thereof.

            (v) Approval by Freddie Mac of the Borrower, the Loan, the Bonds or otherwise shall not constitute a warranty or representation by Freddie Mac as to any matter. Nothing set forth in this Assignment or in the subsequent conduct of the parties shall be deemed to constitute Freddie Mac as the partner of any person for any purpose whatsoever.

            (w) If less than all of the Bonds are to be redeemed pursuant to the Resolution, the Borrower, for so long as the Borrower is not in default under the Reimbursement Agreement, and otherwise Freddie Mac, shall be entitled to direct the Assignor in the selection of the series and the principal amount of such series of the Bonds to be redeemed in accordance with the provisions of the Resolution.

            (x) Notwithstanding any term or provision of this Assignment, the Assigned Documents and/or the Assignor's Documents, the Trustee shall not be liable to any other party to this Assignment for any action taken or omitted in good faith by the Trustee in connection with the Loan, the Assigned Documents, the Assignor's Documents or this Assignment. The Trustee shall be liable under this Assignment to any other party to this Assignment solely for its own negligence or willful misconduct. The Trustee shall be protected and shall incur no liability in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory. In addition, the Trustee shall be protected and shall incur no liability in relying upon the opinion of counsel with respect to any action taken or not taken in good faith by the Trustee under this Assignment or any of the Assigned Documents. The Trustee shall, at all times, be free to establish independently to its satisfaction and in its absolute discretion the existence or non-existence, as the case may be, of any fact the existence or non-existence of which shall be a condition to any term or provision of this Assignment or of any of the Assigned Documents.

            (y) If Freddie Mac or the Servicer holds any funds of the Borrower that the Assignor determines may be subject to arbitrage rebate, then Freddie Mac will, upon the request of the Assignor, furnish or cause the Servicer to furnish to the Assignor an accounting of the investment earnings thereon for the purpose of calculating the Borrower's rebate obligations.

            (z) Freddie Mac agrees to furnish to the Assignor on the date of execution and delivery of this Assignment a copy of the Reimbursement Agreement and, promptly after the execution and delivery thereof, a copy of any and all amendments to the Reimbursement Agreement.

      11. Liability of Borrower. The provisions of Section 4.5 of the Financing Agreement are by this reference incorporated herein and shall have the same force and effect as if fully set forth herein.

      12. Records and Books of Account. The Trustee shall keep, or cause to be kept, proper records and books of account in which complete and accurate entries shall be made of all of its transactions relating to the Bonds and the Assigned Documents, including without limitation, payments made under the Loan and all funds and accounts established by or held pursuant to the Resolution with respect to the Loan.

      13. Examination of Records and Books of Account. The Trustee covenants and agrees that all records and books of account in its possession relating to the Loan and the Assigned Documents and all records and books of account regarding the receipt and distribution of payments on the Bonds and the Borrower's compliance with the terms and conditions of the Loan and the Assigned Documents, shall be open to inspection, examination and audit at any reasonable time by the Assignor, the Borrower, the Servicer and Freddie Mac or by such accountants or other agents as the Assignor, the Borrower, the Servicer or Freddie Mac may from time to time designate. In addition, the Assignor, the Borrower, the Servicer and Freddie Mac shall have the right, at any time and from time to time, to require the Trustee to furnish such documents to the Assignor, the Borrower, the Servicer and Freddie Mac, at the Borrower's expense, as the Assignor, the Borrower, the Servicer or Freddie Mac, as the case may be, from time to time, deems reasonably necessary in order to determine that the provisions of the Loan have been complied with.

      14. Disposition of Loan. Unless a Wrongful Dishonor shall have occurred and be continuing, the Trustee shall not, without the prior written consent of Freddie Mac, dispose of the Loan, transfer the Note, the Mortgage or any other Mortgage Document or any interest in the Note, the Mortgage or any other Mortgage Document other than to Freddie Mac as provided in Paragraph 2(g) of this Assignment, a successor Trustee pursuant to the terms of the Resolution or to the Assignor after termination of this Assignment pursuant to Paragraph 10(e) of this Assignment.

      15. Substitution. (vi) The parties acknowledge that Freddie Mac is entitled to foreclose and exercise other remedies under the Mortgage and the Reimbursement Mortgage upon the occurrence of an event of default under any of the Mortgage Documents, the Reimbursement Security Documents or the Conventional Loan. In the event that such an event of default occurs, Freddie Mac will be entitled to foreclose on the Mortgage or the Reimbursement Mortgage, at Freddie Mac's option.


            (1) Foreclosure of Mortgage or Deed in Lieu: If a default occurs under the Mortgage, the Reimbursement Mortgage or the Conventional Loan and (x) Freddie Mac forecloses, or (y) Freddie Mac or its designee (which shall be a separate but related entity) acquires title to the Project by deed or other assignment in lieu of foreclosure, then the successful bidder at the foreclosure sale

      (which may be Freddie Mac or a third party) or Freddie Mac or its designee, in either case will be entitled to acquire title to the Project without the consent or approval of the Assignor and without prior notice to the Assignor of such transfer, notwithstanding any terms or conditions to the contrary set forth in the Regulatory Agreement. Any other sale or transfer of title to the Project shall be effected only with the prior consent of the Assignor as and to the extent required under the Regulatory Agreement. If Freddie Mac or its designee acquires title to the Project by deed or other assignment in lieu of foreclosure, then Freddie Mac or its designee will use reasonable efforts to provide notice to the Assignor of such transfer of title promptly after the occurrence thereof, provided that failure to give such notice shall not result in any liability of Freddie Mac or its designee to the Assignor or any other Person.


            (2) Post Foreclosure/Deed in Lieu Sale by Freddie Mac or Designee. In the event that Freddie Mac or its designee acquires title to the Project pursuant to the foregoing paragraph, Freddie Mac or its designee will be required to use reasonable efforts to provide prior written notice to the Assignor of any subsequent sale or transfer of the Project; provided, however, that (a) such notice shall not be a condition precedent or subsequent to any transfer of title to the Project by Freddie Mac or its designee; and (b) failure to give any such notice shall not result in any liability of Freddie Mac or its designee to the Assignor or any other Person.

            (3) Post Foreclosure Sale by Foreclosure Purchaser: In the event that the Mortgage or the Reimbursement Mortgage is foreclosed and the Project is purchased at the foreclosure sale by a third party foreclosure purchaser (the "Foreclosure Purchaser"), any subsequent sale or transfer of title to the Project by the Foreclosure Purchaser will be subject to the terms and conditions of the Regulatory Agreement applicable to transfers of title to the Project.


            (4) New Mortgage Note and Mortgage. In connection with any transfer of title to the Project, upon receipt of written notice from Freddie Mac and the approval of the Assignor of such transfer as and to the extent permitted under the Regulatory Agreement, the Trustee shall exchange the Note and the Mortgage for a new mortgage note and mortgage on the Project (subject to the terms of this Paragraph) which may be executed by the transferee (the "New Borrower"); provided that no approval from the Assignor of such transfer shall be required to the extent provided in Paragraph 15(a)(1) above. Any new mortgage note and mortgage executed by a New Borrower shall be substantially identical to the form of the Note and the Mortgage and, unless otherwise approved by the Assignor (which approval shall not be unreasonably withheld), shall have the same terms and conditions as the Note and Mortgage with respect to the following:

            (i) the outstanding principal amount of the Loan as of the date of transfer;

            (ii) the interest rate and the manner in which interest is calculated;

            (iii) the maturity date;

            (iv)  the interest and principal payment dates;

            (v) the terms of optional or mandatory prepayment, including prepayment lockout periods and redemption premiums, if any;

            (vi)  the provisions regarding the purchase of tendered Bonds;

            (vii) the provisions of Sections 9 through 20 of the Note;

            (viii) the mortgaged property subject to the lien of the mortgage; and

            (ix) the priority of payment of the Loan and the lien of the mortgage vis-a-vis other indebtedness secured by a lien on the Project.

      If Freddie Mac or its designee or any Foreclosure Purchaser requests that the Assignor approve any term of the proposed new mortgage note or mortgage when such approval is required by the terms of this Paragraph, then such approval shall be deemed to have been given unless the Assignor gives written notice or comments to the contrary within ten (10) Business Days after receipt of such request.

            (5) Documents. Except in the event of a transfer of the Loan to Freddie Mac in accordance with Paragraph 2(g) of this Assignment, prior to accepting a new mortgage loan, the Trustee shall have (i) received written evidence that (A) the New Borrower shall have (1) executed and recorded a document substantially in the form of the Regulatory Agreement (or executed and recorded an assumption of all of the Borrower's prospective obligations under the Regulatory Agreement) and (2) executed a document substantially in the form of the Financing Agreement (or assumed all of the Borrower's prospective obligations under the Financing Agreement) and
      (B) the Credit Enhancement Agreement, Reimbursement Security Documents and other Mortgage Documents, as applicable, have been modified as necessary to be applicable to the new mortgage loan, (ii) received from each rating agency rating the Bonds written confirmation that the rating to be in effect with respect to the Bonds from and after delivery to the Trustee of the new mortgage note and mortgage and the modified Credit Enhancement Agreement, the Reimbursement Security Documents and the other Mortgage Documents, as applicable, will not be lower than the rating then in effect for the Bonds and (iii) received an opinion of Bond Counsel, to the effect that such exchange and modification, in and of itself, shall not affect the exclusion, from gross income, for federal income tax purposes of the interest payable on the Bonds. In addition, if the substitution has resulted in an amendment to the Credit Enhancement Agreement, the Trustee shall receive from Freddie Mac an opinion of counsel to Freddie Mac, who may be an employee of Freddie Mac, to the effect that the amended Credit Enhancement Agreement has been duly authorized, executed and delivered and constitutes the valid, binding and enforceable obligation of Freddie Mac, subject to any applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors' generally, general equitable principles and other customary exceptions.

            (a) The Assignor and the Trustee agree that, should Freddie Mac or its designee or a Foreclosure Purchaser succeed to the interest of the Borrower in the Project pursuant to a foreclosure sale, deed in lieu of foreclosure or otherwise without causing an acceleration or redemption of all of the Bonds in full, then Freddie Mac or such designee or Foreclosure Purchaser (as applicable) shall be the successor to the Borrower for all purposes of the Assigned Documents, the Financing Agreement and the Regulatory Agreement, and Freddie Mac and any such designee or Foreclosure Purchaser acknowledges and agrees to be so treated as successor to the Borrower.

            (b) Following any succession by Freddie Mac, its designee or a Foreclosure Purchaser to the right, title and interest of the Borrower in the Project pursuant to Paragraph 15(b) above, Freddie Mac or such designee or Foreclosure Purchaser (as applicable) shall have the right to sell, transfer and/or assign its interest in the Project to any person or entity, provided that Freddie Mac or such transferee delivers or causes to be delivered to the Assignor and the Trustee concurrently with such transfer:

            (i) Alternate Security, if such transfer is to the provider of Alternate Security or if otherwise required pursuant to the terms of the Resolution;

            (ii) a written instrument of such transferee assuming and agreeing to perform all prospective obligations of the Borrower under the Assigned Documents, the Financing Agreement and the Regulatory Agreement accruing from and after the date of such transfer; and

            (iii) an opinion of counsel to the transferee that such transferee has duly assumed the obligations of the Borrower under the Assigned Documents, the Financing Agreement and the Regulatory Agreement and that each of such documents is a valid, binding and enforceable obligation of the transferee, subject to any applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors' generally, general equitable principles and other customary exceptions.

            Upon completion of any transfer in accordance with this Paragraph 15(c), the liability of Freddie Mac shall be limited to the period it owned the Project and Freddie Mac shall thereafter be relieved of any further liability for the Borrower's obligations under the Assigned Documents, the Financing Agreement and the Regulatory Agreement accruing from and after the date of such transfer.

            (c) The Assignor and the Trustee agree that a purchaser may succeed to the interest of the Borrower in the Project pursuant to a foreclosure sale or otherwise provided that such purchaser delivers or causes the delivery of the documents described in Paragraph 15(c)(i) through (iii).

      16. Freddie Mac Assignment. Notwithstanding any other provision of this Assignment to the contrary, Freddie Mac shall in its sole discretion have the right to assign, sell or transfer its right, title and interest in, to and under the Assigned Documents, the Assigned Rights and this Assignment to any Person; provided, however, so long as the Bonds are outstanding, Freddie Mac shall not assign, sell or transfer its right, title and interest in, to and under the Assigned Documents, the Assigned Rights and this Assignment to any Person (other than an Alternate Security provider) during any period in which the Trustee has assigned the Note, the Mortgage and the other Mortgage Documents to Freddie Mac pursuant to Paragraph 2(g) hereof. If Freddie Mac assigns, sells or transfers its right, title and interest in, to and under, the Assigned Documents, the Assigned Rights and this Assignment during any period in which the Bonds are outstanding, the assignee (other than an Alternate Security provider) shall not have the right pursuant to Paragraph 2(g) to direct the Trustee to assign the Note, the Mortgage and the other Mortgage Documents to such assignee without the prior written consent of the Assignor.

      17. Reimbursement of Assignees. The Borrower shall reimburse each Assignee and the Servicer, from time to time, for all the Assignee's and the Servicer's reasonable expenses, charges, costs, fees and disbursements, and those of the Assignee's and the Servicer's attorneys, agents and employees, incurred in connection with the performance of the Assignee's powers and duties under this Assignment. The Borrower shall indemnify and save each Assignee and the Servicer harmless against any liability which it may incur in the exercise and performance of its powers and duties under this Assignment and which are not due to its gross negligence or willful misconduct.

      18. Incorporation of Rights. All provisions of the Resolution, the Reimbursement Agreement and the Credit Enhancement Agreement applicable to the rights of Freddie Mac and the Servicer are incorporated in this Assignment as if expressly set forth at length in this Assignment, except as such rights are expanded or modified by the express provisions of this Assignment. All provisions of the Resolution related to the duties, obligations, standard of care, protections and immunities from liability afforded the Trustee under the Resolution shall apply to the Trustee under this Assignment.

      19. Remarketing Agreement. The Assignor and the Borrower agree that they will not enter into any amendment, modification, supplement or other document effecting a change in any remarketing agreement, if any, applicable to the Bonds or enter into any new or replacement remarketing agreement with respect to the Bonds without the prior written consent of Freddie Mac.

      20. Consent of Freddie Mac. If any provision of this Assignment provides for the prior approval or consent of Freddie Mac or any waiver by Freddie Mac and if a basis for Freddie Mac granting such approval, consent or waiver is not otherwise stated, then it is understood and agreed that such approval or consent will be given by Freddie Mac in its sole and absolute discretion.

      21. Discretion. Whenever Freddie Mac shall have any right or option to exercise any discretion, to determine any matter, to accept any presentation or to approve any matter, such exercise, determination, acceptance or approval shall, without exception, be in Freddie Mac's sole and absolute discretion.

      22. Parties Intent Regarding Merger. The Parties acknowledge that Freddie Mac will hold a second lien to secure the obligations of the Borrower under the Reimbursement Agreement. It is the intent of the parties that if Freddie Mac obtains title to the Project by virtue of its foreclosure of the second lien, its title interest in the Project and its lien interest in the Project by virtue of this Assignment shall not merge so as to effect the extinguishment of its interest in the Mortgage Documents.

      23. Notice of Certain Events. The Trustee shall promptly give Freddie Mac
(i) all notices required under Chapter 7 of Appendix A to the Resolution to be provided to Freddie Mac in connection with the remarketing of Bonds and (ii) notice of each proposed redemption of Bonds and the amount thereof, in writing, not later than 20 days (or as soon as practicable after receiving notice or other information that such a redemption is expected to occur, if such proposed redemption is to be effected with less than 20 days' prior notice in accordance with the Resolution) prior to such redemption, other than scheduled mandatory sinking fund redemptions or redemptions as to which Freddie Mac has consented in writing; provided, however, that any failure by the Trustee to give any such notice of redemption to Freddie Mac shall not affect the validity of any redemption effected in accordance with the Resolution.

      24. Amendment of Documents. So long as no "Event of Default" under the Credit Enhancement Agreement shall have occurred and be continuing, the Trustee will not amend or modify, or consent to any amendment or modification of, the Loan or any of the Mortgage Documents without the prior written consent of Freddie Mac.

            IN WITNESS WHEREOF, the parties have duly executed this Assignment Agreement as of the day and year first above written.

                                    NEW YORK CITY HOUSING DEVELOPMENT
                                    CORPORATION, a corporate governmental agency constituting a public benefit corporation

                                    By /s/ Matthew H. Summy
                                      ----------------------------------
                                         Name: Matthew H. Summy
                                         Title:  Senior Vice President

                                    COLUMBIA WESTMONT ASSOCIATES, L.P. a New
                                    York limited partnership

                                    By:   MJL Westmont, L.L.C., a New York
                                          limited liability company, managing
                                          general partner

                                          By  /s/ Michael J. Levitt
                                             ----------------------------------
                                             Name: Michael J. Levitt
                                             Title: Managing Member

                                    FEDERAL HOME LOAN MORTGAGE CORPORATION, a corporate instrumentality of the United States

                                    By /s/ Douglas A. Westfall
                                       ----------------------------------
                                       Name: Douglas A. Westfall
                                       Title: Director, Public Finance

                                    UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee


                                    By /s/ Robert E. Patterson III
                                      ----------------------------------
                                      Name:  Robert E. Patterson, III
                                      Title: Vice President


          [Signature Page to Assignment and Intercreditor Agreement]

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )


      On the 6th day of June in the year 2000 before me, the undersigned a notary public in and for said state, personally appeared Matthew H. Summy personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                       /s/ Sheryl K. Maskovitz
                                       ------------------------------
                                       Notary Public

                                       My Commission Expires:
                                       Sheryl Kanzer Moskovitz
                                       Notary Public, State of New York
                                       No. 01KA6004995
                                       Qualified in Kings County
                                       Commission Expires March 30, 2002

STATE OF NEW JERSEY     )
                        ) ss.:
COUNTY OF BURLINGTON    )

      On the ___ day of June in the year 2000 before me, the undersigned a notary public in and for said state, personally appeared Michael J. Levitt, Managing Member of MJL Westmont, L.L.C., Managing General Partner of Columbia Westmont Associates, L.P., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in ________,
_________.


                                       /s/ Patricia A. Sergeant
                                       ------------------------------
                                       Notary Public

                                       My Commission Expires: May 22, 2005
                                       Patricia A. Sergeant
                                       Notary Public of New Jersey

COMMONWEALTH OF VIRGINIA      )
                              ) ss.:
COUNTY OF FAIRFAX             )


      On the 2nd day of June in the year 2000, before me, the undersigned a notary public in and for said state, personally appeared Douglas A. Westfall Director, Public Finance personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in McLean, Virginia.


                                       /s/ Elizabeth D. Presely
                                       ------------------------------
                                       Notary Public

                                       My Commission Expires:

                                       November 30, 2000

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )


      On the 6th day of June in the year 2000 before me, the undersigned a notary public in and for said state, personally appeared Robert E. Patterson, III, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                       /s/ Sheryl K. Maskovitz
                                       ------------------------------
                                       Notary Public

                                       My Commission Expires:
                                       Sheryl Kanzer Moskovitz
                                       Notary Public, State of New York
                                       No. 01KA6004995
                                       Qualified in Kings County
                                       Commission Expires March 30, 2002